SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 10, 2003

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California	0-17295	95-4079057
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8671 Wilshire Blvd., Suite 714 Beverly Hills, California (Address of Principal Executive Offices)	90211 (Zip Code)

(310) 358-5508

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 99.1. Monthly Operating Report of The Kushner-Locke Company (the “Registrant”) for the calendar month from May 1, 2003 to May 31, 2003.

Exhibit 99.2. Monthly Interim Statement of the Registrant for the calendar month from May 1, 2003 to May 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2003	THE KUSHNER-LOCKE COMPANY

By: /s/ Alice P. Neuhauser

Alice P. Neuhauser Responsible Officer